EXHIBIT 10.12

SECURED PROMISSORY NOTE

U.S. $70,000	Durango, Colorado
July 16, 2013

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., a Colorado corporation with its principal business address at 265 Turner Drive, Durango, Colorado 81303, or its successors or assigns (sometimes referred to herein as “Holder”), the principal sum of Seventy Thousand DOLLARS (U.S. $70,000.00) or so much as may be outstanding,  with interest on the unpaid outstanding principal balance at the rate of Six percent (6.00%) per annum.  The Maker will pay this loan in sixty (60) payments of equal installments of principal and accrued but unpaid interest due as of each payment date, with the first payment to be paid on 15 October 2013 and successive payments due and payable on the 15th day of each month thereafter, with the final payment of the entire unpaid principal balance and all accrued and unpaid interest, if not sooner paid, due and payable on 15 September 2018.  All accrued but unpaid interest from the date hereof through the first payment date shall be added to principal on a monthly basis from the date hereof, and shall thereafter bear interest as provided herein.

Maker hereby ackowledges and agrees that the proceeds received in exchange for this Note shall be used exclusively for the purchase and installation of equipment necessary to convert Maker's U-Swirl store located at 9795 West Charleston Blvd. Suite 101, Las Vegas, NV 89117 into a co-branded Rocky Mountain Chocolate Factory and U-Swirl store.  Maker hereby grants Holder a purchase money security interest in all of the equipment purchased with the proceeds of this Note as security for the full and prompt payment in cash and performance of Maker's obligations hereunder.  Holder shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and all other applicable law, all of which rights and remedies shall be cumulative and nonexclusive to the extent permitted by law.

By signing this Note, the Maker authorizes the Holder to initiate debit entries and/or credit correction entries to the Maker’s checking or savings account indicated on Exhibit A to this Note related to the Authorization of Prearranged Payments attached to this Note as Exhibit A, and authorizes the depository named on Exhibit A (“Depository”) to debit such account pursuant to the Holder’s instructions.  In the event the Holder does not initiate debit entries to the Makers checking or savings account, all payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing.

All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

At the option of Holder, the entire unpaid principal sum and all accrued interest shall become immediately due and payable, without notice or demand, upon the occurrence of any one or

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more of the following events of default or default on any other obligations of Maker owed to Holder or its successors or assigns:

(a)           failure of Maker to pay any part of the principal or interest on or before the 10th day after such payment is due;

(b)           any default in the performance of any obligation of Maker hereunder or under any instrument or agreement executed and delivered to secure payment of this Note;

(c)           Maker shall be unable, or admit in writing its inability, to pay its debts, or shall not pay its debts generally as they come due, or shall make any assignment for the benefit of creditors;

(d)           any of the following events occurs with respect to Maker:  death; liquidation or dissolution; merger, consolidation, or other corporate reorganization; termination of existence; insolvency; business failure; or cessation of the conduct of any substantial part of Maker's business in the ordinary course;

(e)           Maker shall commence, or there shall be commenced against Maker, any case, proceeding, or other action seeking to have an order for relief entered with respect to Maker, or to adjudicate Maker as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeking appointment of a receiver, trustee, custodian, or other similar fiduciary, with respect to any part of Maker's business or property;

(f)           Maker defaults on any other debts, obligations, or liabilities to Holder or to any other person or entity;

(g)           Maker takes any action in contemplation of any of the matters set forth in the previous subparagraphs (in which case Maker is obligated to advise Holder within forty-eight (48) hours of the occurrence of such action); or

(h)           Holder's belief in good faith that the prospect of payment, performance or realization on the collateral is impaired.

It is further agreed that, upon the occurence of an event of default, any unpaid balance shall bear interest at the lesser of 18% per annum or the maximum rate permitted by the laws of the State of Colorado, from the date of default until paid in full.

Maker, endorsers and other persons liable hereunder expressly grant to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against any such person or to otherwise discharge such person; and each such Maker, endorser or other person liable hereunder agrees that the exercise of such rights by the Holder will have no effect upon the liability of any other person liable hereunder.  Maker, endorsers or other persons liable hereunder, waive(s) delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note.  This Note shall be the joint and several obligation of each

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person comprising the Maker, endorsers and other persons liable hereunder and shall be binding upon them, their personal representatives, heirs, successors and assigns.  Furthermore, Maker, endorsers or other persons liable hereunder agree that the time for payment hereunder may be extended from time to time by Holder without in any way affecting the liability of Maker, endorsers or other persons liable hereunder.

Maker, endorsers and all other persons liable hereunder unconditionally guarantee(s) prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agree(s) to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys’ fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors’ rights generally.

This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado.  In the event of default, Maker consents to the enforcement of this Note in either the federal or state courts located in the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of those courts.

MAKER:
U-Swirl, Inc.

Date: ____________________	By:	/s/ Rico Conte
Rico Conte, Chief Executive Officer

SECURED PARTY:
Rocky Mountain Chocolate Factory, Inc.

Date: 7/24/2013	By:	/s/ Jeremy Kinney
Jeremy Kinney, Vice President-Finance

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EXHIBIT A
TO SECURED PROMISSORY NOTE

EXHIBIT TO
SECURED PROMISSORY NOTE RELATED TO AUTHORIZATION
OF PREARRANGED PAYMENTS
(DIRECT DEBITS)

1.           Prearranged Payments.  Under the terms of the Secured Promissory Note dated July 16, 2013 (the “Note”), the Maker authorizes the Holder to initiate debit entries and/or credit correction entries to the Maker’s checking and/or savings account identified below and authorizes the depository identified below (“Depository”) to debit such account pursuant to the Maker’s instructions.

US Bank	Charleston
Depository	Branch

Las Vegas	Nevada
City	State Zip Code

121201694	153753348082
Bank Transit/ABA Number	Account Number

MAKER:
U-Swirl, Inc.

Date: ____________________	/s/ Rico Conte
Rico Conte, Chief Executive Officer
AND (In case the above individual is not an authorized signer on the account, or the account is jointly held):

Authorized Signer
Date: ____________________
By: _________________________________________________
Title: _______________________________________________

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SECURED PROMISSORY NOTE

U.S. $70,000	Durango, Colorado
July 16, 2013

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., a Colorado corporation with its principal business address at 265 Turner Drive, Durango, Colorado 81303, or its successors or assigns (sometimes referred to herein as “Holder”), the principal sum of Seventy Thousand DOLLARS (U.S. $70,000.00) or so much as may be outstanding,  with interest on the unpaid outstanding principal balance at the rate of Six percent (6.00%) per annum.  The Maker will pay this loan in sixty (60) payments of equal installments of principal and accrued but unpaid interest due as of each payment date, with the first payment to be paid on 15 October 2013 and successive payments due and payable on the 15th day of each month thereafter, with the final payment of the entire unpaid principal balance and all accrued and unpaid interest, if not sooner paid, due and payable on 15 September 2018.  All accrued but unpaid interest from the date hereof through the first payment date shall be added to principal on a monthly basis from the date hereof, and shall thereafter bear interest as provided herein.

Maker hereby ackowledges and agrees that the proceeds received in exchange for this Note shall be used exclusively for the purchase and installation of equipment necessary to convert Maker's U-Swirl store located at 6592 N. Decatur Blvd #100 & 105, Las Vegas, NV 89131 into a co-branded Rocky Mountain Chocolate Factory and U-Swirl store.  Maker hereby grants Holder a purchase money security interest in all of the equipment purchased with the proceeds of this Note as security for the full and prompt payment in cash and performance of Maker's obligations hereunder.  Holder shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and all other applicable law, all of which rights and remedies shall be cumulative and nonexclusive to the extent permitted by law.

By signing this Note, the Maker authorizes the Holder to initiate debit entries and/or credit correction entries to the Maker’s checking or savings account indicated on Exhibit A to this Note related to the Authorization of Prearranged Payments attached to this Note as Exhibit A, and authorizes the depository named on Exhibit A (“Depository”) to debit such account pursuant to the Holder’s instructions.  In the event the Holder does not initiate debit entries to the Makers checking or savings account, all payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing.

All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

At the option of Holder, the entire unpaid principal sum and all accrued interest shall become immediately due and payable, without notice or demand, upon the occurrence of any one or more of the following events of default or default on any other obligations of Maker owed to Holder or its successors or assigns:

(a)           failure of Maker to pay any part of the principal or interest on or before the 10th day after such payment is due;

(b)           any default in the performance of any obligation of Maker hereunder or under any instrument or agreement executed and delivered to secure payment of this Note;

(c)           Maker shall be unable, or admit in writing its inability, to pay its debts, or shall not pay its debts generally as they come due, or shall make any assignment for the benefit of creditors;

(d)           any of the following events occurs with respect to Maker:  death; liquidation or dissolution; merger, consolidation, or other corporate reorganization; termination of existence; insolvency; business failure; or cessation of the conduct of any substantial part of Maker's business in the ordinary course;

(e)           Maker shall commence, or there shall be commenced against Maker, any case, proceeding, or other action seeking to have an order for relief entered with respect to Maker, or to adjudicate Maker as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeking appointment of a receiver, trustee, custodian, or other similar fiduciary, with respect to any part of Maker's business or property;

(f)           Maker defaults on any other debts, obligations, or liabilities to Holder or to any other person or entity;

(g)           Maker takes any action in contemplation of any of the matters set forth in the previous subparagraphs (in which case Maker is obligated to advise Holder within forty-eight (48) hours of the occurrence of such action); or

(h)           Holder's belief in good faith that the prospect of payment, performance or realization on the collateral is impaired.

It is further agreed that, upon the occurence of an event of default, any unpaid balance shall bear interest at the lesser of 18% per annum or the maximum rate permitted by the laws of the State of Colorado, from the date of default until paid in full.

Maker, endorsers and other persons liable hereunder expressly grant to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against any such person or to otherwise discharge such person; and each such Maker, endorser or other person liable hereunder agrees that the exercise of such rights by the Holder will have no effect upon the liability of any other person liable hereunder.  Maker, endorsers or other persons liable hereunder, waive(s) delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note.  This Note shall be the joint and several obligation of each person comprising the Maker, endorsers and other persons liable hereunder and shall be binding upon them, their personal representatives, heirs, successors and assigns.  Furthermore, Maker, endorsers or other persons liable hereunder agree that the time for payment hereunder may be extended from time to time by Holder without in any way affecting the liability of Maker, endorsers or other persons liable hereunder.

Maker, endorsers and all other persons liable hereunder unconditionally guarantee(s) prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agree(s) to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys’ fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors’ rights generally.

This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado.  In the event of default, Maker consents to the enforcement of this Note in either the federal or state courts located in the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of those courts.

MAKER:
U-Swirl, Inc.

Date: ____________________	By:	/s/ Rico Conte
Rico Conte, Chief Executive Officer

SECURED PARTY:
Rocky Mountain Chocolate Factory, Inc.

Date: 7/24/2013	By:	/s/ Jeremy Kinney
Jeremy Kinney, Vice President-Finance

EXHIBIT A
TO SECURED PROMISSORY NOTE

EXHIBIT TO
SECURED PROMISSORY NOTE RELATED TO AUTHORIZATION
OF PREARRANGED PAYMENTS
(DIRECT DEBITS)

1.           Prearranged Payments.  Under the terms of the Secured Promissory Note dated July 16, 2013 (the “Note”), the Maker authorizes the Holder to initiate debit entries and/or credit correction entries to the Maker’s checking and/or savings account identified below and authorizes the depository identified below (“Depository”) to debit such account pursuant to the Maker’s instructions.

Bank of America	Decatur
Depository	Branch

Las Vegas	Nevada
City	State Zip Code

122400724	5010 0767 0013
Bank Transit/ABA Number	Account Number

MAKER:
U-Swirl, Inc.

Date: ____________________	/s/ Rico Conte
Rico Conte, Chief Executive Officer
AND (In case the above individual is not an authorized signer on the account, or the account is jointly held):

Authorized Signer
Date: ____________________
By: _________________________________________________
Title: _______________________________________________

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